Hartman Short Term Income Properties XX, Inc.
Quarterly Shareholder Update

November 23, 2021

All lines will remain muted for the duration of the call.

Forward-Looking Statements

This presentation contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as "may," "will," "expect," "intend," "forecast," "anticipate," "estimate," "believe," "continue" or other similar words.

These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments and risks and uncertainties, including future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control, as well as other risks and uncertainties disclosed in the Company's periodic reports on Form 10-K and Form 10-Q.

Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements.

In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

Risk of Investing in Real Estate

- A decrease in demand for industrial, office or retail space may have a material adverse effect on financial condition and results of operations.
- Economic and regulatory changes that impact the real estate market generally may decrease the value of investments and weaken operating results.
- Global and U.S. market, political and economic conditions may adversely affect liquidity and financial conditions and those of tenants.
- Market trends and other conditions outside of the control of the issuer could decrease the value of investments and weaken operating results.
- Issuers are subject to governmental regulations that may affect the renovations to, and use of, their properties.
- Properties that have significant vacancies could be difficult to sell, which could diminish the return on your investment.
- Real estate assets are illiquid, and issuers may not be able to sell their properties when they desire.
- Future terrorist activity or engagement in war by the United States may have an adverse effect on financial conditions and operating results.
- Costs of responding to both known and previously undetected environmental contamination and hazardous conditions may decrease cash flows and limit an issuer's ability to make distributions.
- Properties may be dispersed geographically and across various markets and sectors.
- Issuers may be limited in their ability to diversify investments, making them more vulnerable economically than if their investments were diversified.

Overview

—HARTMAN—
THE POWER OF PROVEN RESULTS

- ✓ STATE OF THE MARKETS
- ✓ HARTMAN TODAY
- ✓ FINANCIAL RESULTS AND FORECAST
- ✓ DISTRIBUTIONS AND REDEMPTIONS
- ✓ Q&A SESSION

State of the Markets: Office, Retail, & Industrial

State of the Markets – Hartman Portfolio Diversification[1]

—HARTMAN—
THE POWER OF PROVEN RESULTS



Panhandle Plains
Prairies & Lakes
Big Bend
Piney Woods
Hill Country
South Texas Plains

5.1M
Square feet of office

1.2M
Square feet of industrial

1.7M
Square feet of retail



Houston
Dallas
San Antonio
10%
50%
40%

Hartman portfolio NOI by city

[1]Hartman refers to Allen R. Hartman and affiliates

Texas Industrial State of the Market

- Overall Market Vacancy Rate of 4.2%
  - A 20-year record low rate for Q3 2021
- YTD 2021 Industrial leasing is up 50.4% vs. prior 3-year quarterly average leasing activity
- Hartman Industrial
  - Light Industrial
  - Business Park
  - Warehouse
- Growth seen in warehouse and business property types in infill and suburban areas

Source: Avison Young Texas Industrial Insight Q3 2021

Texas Retail State of the Market

- Brick and Mortar retail bouncing back quickly since 2020
  - Increased population growth in the state of Texas causing increased retail demand
  - DFW in the top 5 cities for most SF under construction in the U.S.
  - Q3 2021 Houston leasing activity up 37% over Q2 2021

- Hartman Retail
  - Infill retail convenience centers
  - Discounter's
  - Healthy mix of service tenants
  - Grocers

Source: Colliers Retail Market Report Houston Q3 2021 pg 2
Lee & Associates Q3 North America Market Report pg 81

Texas Office
State of the Market

- Hartman Office
  - Most portfolio in suburban areas
  - Occupancy rate is up 3.41% since 11/2020
  - Majority of tenants looking for 2,500 SF or less
  - 60% more leases than 2020 YTD

- Suburban office is bouncing back faster than CBD properties
  - Cheaper rates
  - Better commute
  - More square footage
  - Flight to suburbs accelerating

Source: Avison Young Texas Industrial Insight Q2 2021

“Hartman” refers to the Hartman Companies which includes the Company and affiliates.

Texas
State of the Market

- #1 State for business in U.S. for 8th consecutive time since 1996
- Texas is affordable for businesses and employees
- Companies relocated to Texas:
  - HP Enterprises
  - Tesla
  - Oracle
  - CBRE
  - Charles Schwab
  - Amazon (Houston Tech Hub)

Source: Hartman Corporate Relocations to Texas on the Rise

Hartman Today: Positioned For Growth

Continuing Pandemic Response

—HARTMAN—
THE POWER OF PROVEN RESULTS

Tenant Notices

Cleaning Protocols

Weekly Communications

Bipolar Ionization Technology

Adaptable Floor Plan Options

Hartman thrives in Texas' resilient office market


Hartman Thrives in Texas'
Resilient Office Market
As featured in the REDnews magazine September 2021
HARTMAN

- Hartman picked-up on the small-office trend and introduced BIZSUITES
  - Single-office model designed for affordability and flexibility
- Currently building a new industrial park in DFW

Source: Hartman Corporate Relocations to Texas on the Rise
Source: Foreign Direct Investment Insights from Texas Economic Development
Source: Uhaul 2020 Migration Trends

Texas Remains a Popular Corporate Relocation Destination



HARTMAN

CORPORATE RELOCATIONS TO
Texas on the rise

When it comes to corporate relocations, Texas is hot, and we are not talking about the temperature or humidity. Companies from around the country are taking a hard look at moving to the Lone Star State.

Tesla, Oracle, and Hewlett Packard are just some of the big names that are making major moves into Texas, and it is not just a corporate, bottom-line decision. It has as much to do with lifestyle. Case in point: Elon Musk, the CEO of Tesla, who can live anywhere he wants on the planet (and soon maybe another planet), is reportedly shopping for homes in Austin. Dropbox CEO Drew Houston and Douglas Merritt, the CEO of technology firm Splunk, are also new residents of Texas. During a recent interview, Joe Rogan, a comedian and arguably the most successful podcaster in the country, described his recent move from Los Angeles. He said that he "had to get out of California." He took his family to visit Austin. They loved it. And the rest is history as his production company is now based in Texas.

★ FOR THE EIGHTH CONSECUTIVE TIME SINCE 1996, TEXAS WAS NAMED THE **NUMBER ONE STATE FOR BUSINESS IN AMERICA.**

—The International Economic Development Council

★ EXECUTIVES CITED **THE OVERALL BUSINESS CLIMATE, FAVORABLE TAX SITUATION, OVERALL PRO-BUSINESS REGULATORY ENVIRONMENT, AND ACCESS TO TALENT AS KEY DRIVERS.**

—The International Economic Development Council

Hartman | hi-reit.com

- Texas was ranked as U-Haul's second highest "growth state" based on its migration trends measurement.
- Texas ranked number one in the nation for Foreign Direct Investments (FDI) capital expenditure, and has been the recipient of $66 billion in FDI investments for over 930 new projects
- Almost 700,000 Californians have moved to Texas since 2010

Source: Hartman Corporate Relocations to Texas on the Rise
Source: Foreign Direct Investment Insights from Texas Economic Development
Source: U-haul 2020 Migration Trends

Investing in an Inflated Economy

HARTMAN
THE POWER OF PROVEN RESULTS

What does Inflation Mean for Real Estate?

- Real estate can provide dynamic cash flows. Income streams from real estate can rise over time, unlike investments with fixed cash flows.

- Real estate income may provide an inflation hedge. Data from the Bureau of Labor Statistics indicates that real estate income has generally outperformed inflation since 1995.

- Value may increase alongside interest. Private real estate values have historically increased during periods of rising interest rates.

- Sector selection is critical.


Investing in an Inflated Economy:
Diversification Through Alternative Investments
HARTMAN

Source: Hartman on Investing in an Inflated Economy

Rent Collection

—HARTMAN—
THE POWER OF PROVEN RESULTS

Hartman Portfolio																
	Jul-20	Aug-20	Sep-20	Oct-20	Nov-20	Dec-20	Jan-21	Feb-21	Mar-21	Apr-21	May-21	Jun-21	Jul-21	Aug-21	Sep-21	Oct-21
Cash Receipts as % of Billed Rent	**104%**	**96%**	**106%**	**98%**	**106%**	**104%**	**89%**	**87%**	**103%**	**112%**	**99%**	**104%**	**105%**	**97%**	**96%**	**101%**

Hartman Portfolio	
	15-Month Running Total
Billed Rent	**$140,352,564**
Cash Receipts	**$140,709,323**
Cash Receipts as % of Billed Rent	**100.34%**

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Occupancy



Total Portfolio Occupancy
84.00%
83.00%
82.00%
81.00%
80.00%
79.00%
78.00%
EOY 2019
1-2020
2-2020
3-2020
4-2020
5-2020
6-2020
7-2020
8-2020
9-2020
10-2020
11-2020
12-2020
1-2021
2-2021
3-2021
4-2021
5-2021
6-2021
7-2021
8-2021
9-21
10-21
11-21

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Leasing Volume Higher


Total Square Footage Leased
225,000
205,000
185,000
165,000
145,000
125,000
105,000
85,000
2020 Avg
1-2021
2-2021
3-2021
4-2021
5-2021
6-2021
7-2021
8-2021
9-2021
10-2021


Total Leases Signed
115
110
105
100
95
90
85
80
75
70
65
60
55
50
45
40
2020 Avg
1-2021
2-2021
3-2021
4-2021
5-2021
6-2021
7-2021
8-2021
9-2021
10-2021

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Leasing Activity Increasing


Space Planning Activity
230
220
210
200
190
180
170
160
150
140
130
120
1-2021
2-2021
3-2021
4-2021
5-2021
6-2021
7-2021
8-2021
9-2021
10-2021


Property Tours
525
475
425
375
325
275
225
175
Q1-2020
Q2-2020
Q3-2020
Q4-2020
Q1-2021
Q2-2021
Q3-2021

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Marketing Momentum



Total Leasing Leads
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2019 Avg
2020 Avg
1-2021
2-2021
3-2021
4-2021
5-2021
6-2021
7-2021
8-2021
9-2021
10-2021

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

HARTMAN
THE POWER OF PROVEN RESULTS

Financial Results & Forecast

Financial Results – Hartman Short Term Income Properties XX, Inc.

(in thousands)

	Q1'21	Q2'21	Q3'21	Q3'20	YTD Q3'21	YTD Q3'20
Revenue	24,125	22,905	23,128	22,332	70,158	67,520
Expenses (NOI)	15,055	15,363	16,671	15,304	47,089 *	37,170
NOI	9,070	7,542	6,457	7,028	23,069	30,350
Interest expense, net	1,991	2,085	2,089	1,961	6,165	6,691
FFO	7,079	5,457	4,368	5,067	16,904	23,659
Distributions	3,082	3,156	3,752	6,164	9,990	12,607
FFO Payout	44%	58%	86%	122%	59%	53%

** Excludes $7.4M electricity charge subject to litigation*

Tenant Improvements - Hartman Portfolio

HARTMAN
THE POWER OF PROVEN RESULTS

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	TOTAL 2021
2021 Budget	$805,345	$1,796,480	$1,845,106	$3,007,863	**$7,454,794**
2021 Actuals	$2,639,191	$2,894,517	$3,682,671	$3,500,000 *	**$12,716,379**
Variance	**($1,833,846)**	**($1,098,037)**	**($1,837,565)**	**($492,137)**	**($5,261,585)**

** Estimated*

Distributions & Redemptions

Distribution Projections

HARTMAN
THE POWER OF PROVEN RESULTS

ESTIMATED EFFECTIVE ANNUAL DISTRIBUTION RATES TO BE PAID IN 2021 BASED ON FORECASTED FUTURE DISTRIBUTION RATES

Based on original program investment

ORIGINAL PROGRAM	Distribution yield at $0.70 per share PRIOR 2020	Distribution yield at $0.35 per share PRIOR 2021	Distribution yield at $0.40 per share CURRENT	Distribution yield at $0.45 per share ESTIMATED	Distribution yield at $0.50 per share ESTIMATED
Hartman XX	7.0%	3.5%	4.0%	4.5%	5.0%
Hartman XIX	8.7%	4.3%	5.0%	5.6%	6.2%
Hartman XVIII	6.7%	3.3%	3.8%	4.3%	4.8%
Hartman XVII	8.9%	4.5%	5.1%	5.7%	6.4%
Hartman XVI	8.9%	4.5%	5.1%	5.7%	6.4%

These are forecasts (estimates), and the Board of Directors has not yet approved these recommendations.
This table illustrates the effective distribution rates for 2021 for all programs merged into the Company.
Refer to the forward-looking statements notice at the beginning of the presentation.

HARTMAN
THE POWER OF PROVEN RESULTS

Redemption Projections

The board of Directors for Hartman XX suspended the share redemption plan. Redemption requests for death and long-term care confinement received (and in good order) as of December 31, 2020, will be processed for payment as soon as funds become available.

	Q1-2021 Actual Paid	Q2-2021 Actual Paid	Q3-2021 Actual Paid	Q4-2021 Projected
REDEMPTIONS	$252,000	$1,563,000	$530,000	$1,200,000

These are forecasts (estimates) are forward-looking statements and are subject to change as circumstances change.
Actual results may vary. *Refer to the forward-looking statements notice at the beginning of the presentation.*

Q&A Session

ALL LINES WILL REMAIN MUTED FOR THE DURATION OF THE CALL.

HARTMAN
THE POWER OF PROVEN RESULTS

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